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                                                                    EXHIBIT 10.1

                                TOWER TECH, INC.
                           LIQUIDATING TRUST AGREEMENT

     This Liquidating Trust Agreement ("Agreement") is made by Tower Tech, Inc., an Oklahoma corporation and debtor (the "Debtor" or the "Settlor") in the bankruptcy case styled: In re Tower Tech, Inc., Case No. 00-20285-TS filed in the United States Bankruptcy Court for the Western District of Oklahoma (the "Court"), and David R. Payne, the trustee of the Liquidating Trust ("Liquidation Agent") created under this Agreement in accordance with the Debtor's plan of reorganization (the "Plan").

                                  WITNESSETH:

     WHEREAS, the Court confirmed the Debtor's Plan under Chapter 11 of the Bankruptcy Code on November 20, 2001; and

     WHEREAS, the Plan provides for the creation of an irrevocable liquidating trust for the benefit of the holders of Allowed Class 2 and Class 6 Claims (as defined in the Plan) (collectively, the "Trust Beneficiaries" or "Beneficiaries") pursuant to the Plan;

     WHEREAS, this Agreement is executed to establish the liquidating trust, which trust is to be known as "The Tower Tech, Inc. Liquidating Trust" ("Liquidating Trust") in accordance with Treas. Reg.(S) 301.7701-4(a) and (d), the sole purpose of which is to facilitate the implementation of the Plan and not to engage in the conduct of an active trade or business;

     WHEREAS, the corpus of the Liquidating Trust and all income earned thereon remaining after the satisfaction of all trust expenses and liabilities shall be used for the purpose of paying the Trust Beneficiaries in accordance with the Plan;

     WHEREAS, the parties to this Agreement desire that the Liquidating Trust created pursuant to this Agreement qualify as a Liquidating Trust in accordance with Treas. Regs. (S).

301.7701-4(d) and that on qualification, the Liquidating Trust shall be taxed as a grantor trust under and in accordance with the relevant provisions of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations pertaining thereto.

     NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of this Agreement and the Plan, the Settlor and Liquidation Agent have executed this Agreement for the sole benefit of the Trust Beneficiaries and no other party as follows:

                                    ARTICLE I

                     GRANT, ACCEPTANCE, NAME AND DEFINITIONS

     1.1 Grant.
         -----

             (i) The Debtor hereby grants, assigns, transfers, conveys, delivers, delegates and sets over unto the Liquidation Agent the Trust Estate (as defined in paragraph 1.3(h) of this Agreement) in trust for the benefit of the Trust Beneficiaries and subject to the terms and provisions set out below and in the Plan (the "Trust Estate"). For tax purposes, this transfer will be treated as a deemed transfer to the Trust Beneficiaries followed by a deemed transfer by the Trust Beneficiaries to the Trust, in accordance with Revenue Procedure 94-45, 1994-2 C.B. 684. Additionally, the Debtor hereby irrevocably grants, assigns, transfers, conveys, delivers, delegates and sets over unto the Liquidation Agent all of the authority, rights, powers and duties previously vested in the Debtor to prosecute inter alia Causes of Action (as defined in the Plan). Further, the Liquidating Trust is designated as the representative of Debtor's Estate and the Liquidating Trust is duly authorized to prosecute any and all Causes of Actions for the benefit of the Trust Beneficiaries. To the extent that any law, regulation or contractual provision

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prohibits the transfer of ownership of any of the Trust Estate from the Debtor to the Liquidating Trust or the Liquidation Agent, or if for any reason the Debtor shall retain or receive at any point any property which is included in or intended under the Plan and this Agreement to be included in the definition of Trust Estate, then the Debtor shall and is hereby deemed to hold such property (and any proceeds or products thereof) in trust for the Trust Beneficiaries of the Liquidating Trust and shall promptly notify the Liquidation Agent of the existence of such property and shall promptly take such actions with respect to such property as the Liquidation Agent shall direct in writing. It is intended that the Trust Estate transferred pursuant to this paragraph shall provide the Trust Beneficiaries with distributions on account of their Allowed Claims pursuant to and in accordance with the Plan.

             (ii) This transfer will be treated for tax purposes as a deemed transfer to the Trust Beneficiaries followed by a deemed transfer by the Trust Beneficiaries to the Liquidating Trust, in accordance with Revenue Procedure 94-45, 1994-2 C.B. 684. The taxation of the initial transfer from the Beneficiaries to the Liquidating Trust will be guided by provisions of Internal Revenue Code Sections 61(a)(12), 483, 1001, 1012 and 1274.

             (iii) The Liquidation Agent hereby accepts the Trust Estate and the Liquidating Trust created hereunder, subject to the terms and provisions set out below and in the Plan on behalf of and for the benefit of the Trust Beneficiaries.


     1.2  Name. The trust created pursuant to the terms hereof shall be known as
          ----
The Tower Tech, Inc. Liquidating Trust and shall be referred to herein as the "Liquidating Trust."

     1.3  Certain Terms Defined. For all purposes of this Agreement, the
          ---------------------
capitalized terms used herein shall have the following meanings:

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     (a)  "Agreement" shall mean this Liquidating Trust Agreement as originally executed or as it may from time to time be amended pursuant to the terms hereof;

     (b)  "Causes of Actions" shall have the meaning specified in the Plan;

     (c)  "Liquidating Trust" shall have the meaning specified in Section 1.2;

     (d) "Liquidation Agent" shall mean David R. Payne, the Liquidation Agent appointed to administer this Liquidating Trust, and all successor Liquidation Agents. The appointment of the Liquidation Agent is subject to Court approval.

     (e) "Litigation Reserve" shall mean the costs, including without limitation, attorneys' fees and expenses of prosecuting causes of action under
Section 547 of the Bankruptcy Code. Any balance remaining in the account at the time of the final distribution shall be distributed to the Beneficiaries in accordance with the Plan.

     (f) "Trust Beneficiaries" or "Beneficiaries" shall mean the holders of Class 2 and Class 6 Claims as defined and provided for in the Plan;

     (g) "Trustee's Certificate" shall mean the certificate filed with the Court on the Effective Date (as defined in the Plan) or as soon thereafter as is practicable identifying the initial corpus of the Liquidating Trust.

     (h) "Trust Estate" shall mean all of the Debtor's right, title and interest in and to: (i) all assets transferred and assigned by Tower Tech, Inc. as the Debtor, pursuant to the Plan; (ii) the products and proceeds of all of the foregoing whether through sale, disposition, judgment or decree in connection therewith; and (iii) interest or other earnings on any of the foregoing. The Trust Estate shall not include any assets paid out, distributed or disposed of by the Liquidation Agent in accordance with this Agreement or the Plan after the date of any such payment, distribution or disposition.

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     1.4  Other Definitions. All capitalized terms not defined herein shall have
          -----------------
the meaning ascribed to them in the Plan.

                                   ARTICLE II

                               NATURE OF TRANSFER

     2.1  Purpose of Liquidating Trust. The Liquidating Trust is created solely
          ----------------------------
to implement the terms of the Plan. The purposes of the Liquidating Trust are to manage, conserve and protect the value of the Trust Estate for the benefit of the Beneficiaries, including, but not limited to: (i) collecting and liquidating the Trust Estate; (ii) pursuing those claims and causes of actions vested in the Trust Estate; and (iii) distributing to the Beneficiaries all proceeds from the liquidation of the Trust Estate pursuant to the terms of the Plan. Under no circumstances shall the Liquidation Agent have any power to engage in any trade or business or any other activity except as specifically provided herein or otherwise reasonably necessary and advisable for the orderly liquidation and distribution of the Trust Estate. The Liquidation Agent will make continuing efforts to dispose of the Trust Estate, make timely distributions, and not unduly prolong the duration of the Liquidating Trust.

     2.2  Grantor Trust. The Liquidating Trust created by this Agreement is
          -------------
intended: (i) to be a trust governed and construed in all respects as a Liquidating Trust pursuant to Section 301.7701-4(d) of the United States Treasury Regulations and as a grantor trust in favor of the Beneficiaries pursuant to section 1.671-4(a) thereof; and (ii) to comply with the requirements of a Liquidating Trust, which is a grantor trust, as set forth in Revenue Procedure 94-45, 1994-2 C.B. 684.

     2.3  Liabilities of the Debtor. The Liquidation Agent, solely for and on
          -------------------------
behalf of the Liquidating Trust, shall utilize all or such part of the Trust Estate as may be necessary to, and

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shall pay any and all Allowed Claims of Trust of Beneficiaries in accordance with the Plan subject to the payment of operating expenses for the protection and distribution of payments to the Trust Beneficiaries, including out-of-pocket expenses, legal and accounting fees.

     2.4  Representative of the Debtor. For the purpose of exercising or
          ----------------------------
carrying out his duties, the Liquidation Agent shall be deemed to be a "representative" of the Debtor's Estate within the meaning of 11 U.S.C. (S) 1123(b)(3)(B).


                                   ARTICLE III

                                  BENEFICIARIES

     3.1  Rights of Beneficiaries. Each Beneficiary shall be entitled to
          -----------------------
participate in the rights and benefits due to a Beneficiary hereunder. The interest of each Beneficiary in the Liquidating Trust is declared to be and shall be in all respects personal property of such Beneficiary and upon the death of an individual Beneficiary, such interest shall pass to such Beneficiary's legal representative and such death shall not terminate the Liquidating Trust or otherwise affect the validity of this Agreement. Each Beneficiary shall have the rights with respect to the Trust Estate as are provided by this Agreement and the Plan. No widower, widow, heir, or devisee of any individual who may be a Beneficiary shall have any right of homestead, inheritance, or of partition, or any other right, statutory or otherwise, in any property whatsoever forming a part of the Trust Estate, but the whole title to all the Trust Estate shall be vested in the Liquidation Agent. The sole interest of each Beneficiary shall be the rights and benefits given to such person under the Plan and this Agreement.

     3.2  Transfer of Interests of Beneficiaries. No interest of a Beneficiary
          --------------------------------------
may be transferred either by the Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representative of the Beneficiary except as otherwise permitted by

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this Agreement and the Plan. In the event of the transfer of the interest of any
Beneficiary, as permitted by this Agreement and the Plan, the transferee shall take and hold such interest subject to the terms and provisions of this Agreement and shall give written notice of such transfer to the Liquidation Agent. The Liquidating Trust shall not be required to issue certificates or other instruments representing or evidencing the interests of a Beneficiary in the Liquidating Trust, but nothing contained herein shall prohibit it from doing so. The Liquidation Agent shall not be liable to any transferee of an interest of a Beneficiary for any distributions provided for hereunder unless such transfer is valid under the terms of the Plan and the order confirming same, and until the Liquidation Agent receives written notice of such transfer together with appropriate assignment and transfer documents signed by the Beneficiary.

     3.3  Beneficiary Information. The Liquidation Agent may rely upon
          -----------------------
information relating to each Beneficiary as it appears in records of the Court. In the absence of information in Court records, the Liquidation Agent may rely upon information as it appears in records of the Debtor on the date of this Agreement. A Beneficiary may provide address or other information to the Liquidating Trust by notifying the Trust in writing.

     Upon receipt by the Liquidation Agent of appropriate assignment or transfer documents signed by a Beneficiary or such Beneficiary's duly appointed representative, the Liquidation Agent shall record such assignment or transfer on the books and records of the Liquidating Trust and shall treat such transferee as a Beneficiary for all purposes hereunder in accordance with such assignment or transfer from and after the date the Liquidating Trust receives such notice. Thereafter, the Liquidating Trust shall have no further liability or obligation to the transferor Beneficiary unless provided otherwise in the assignment or transfer documents.

                                   ARTICLE IV

                            DURATION OF TRUST ESTATE

     4.1  Duration. The Liquidating Trust shall remain in existence and continue
          --------
in full force and effect until all of the following shall have occurred: (i) the Trust Estate has been reduced to cash or the Liquidation Agent has determined that it is impractical or not in the best interest of the Beneficiaries of the Liquidating Trust to reduce Liquidating Trust property to cash; (ii) all costs, expenses and obligations incurred in administering the Liquidating Trust have been paid; (iii) the Trust Estate has been distributed to the Beneficiaries in accordance with the Plan; and (iv) the Court has entered a final decree closing the Case. If the foregoing events have not occurred by three years after the Confirmation Date, then three years after the Confirmation Date shall be fixed as the termination date of the Liquidating Trust. It is specifically provided, however, that the Court may extend the term of the Liquidating Trust for a finite period of time upon a finding that the extension is necessary to the liquidating purpose of the Liquidating Trust. Each extension of the termination date of the Liquidating Trust must be approved by the Court within six (6) months of the beginning of the extended term.

                                    ARTICLE V

                         ADMINISTRATION OF TRUST ESTATE

     5.1  Sale of Trust Estate. The Liquidation Agent may, at such times and in
          --------------------
such manner as he may deem appropriate, transfer, assign, or otherwise dispose of all or any part of the Trust Estate. Notwithstanding the foregoing, the Liquidation Agent may not transfer, assign, or otherwise dispose either any finished, or substantially finished, Tower Tech TTEF Series Modular Cooling Tower, to any competitor of the Debtor or to any agent or affiliate of any competitor of the Debtor.

     5.2  Payment of Interest to Beneficiaries. The Liquidation Agent shall hold
          ------------------------------------
the Trust Estate without provision for, or the payment of interest to any Beneficiary except to the extent prescribed under the Plan.

     5.3  Payment of Claims, Expenses and Liabilities and the Reserve Amounts.
          --------------------------------------------------------------------
The Liquidation Agent shall pay from the Trust Estate all claims, expenses, charges, liabilities, and obligations of the Trust Estate, whether civil or otherwise, and all liabilities and obligations which the Liquidation Agent, on behalf of the Liquidating Trust, has specifically assumed and agreed to pay pursuant to paragraph 2.3 of this Agreement, together with such transferee liabilities which the Liquidating Trust may be obligated to pay as transferee of the Trust Estate, including without limitation, interest, taxes, assessments, and public charges of every kind and nature, and the costs, charges, and expenses connected with or arising out of the execution or administration of this Liquidating Trust, and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Estate by the Liquidation Agent or by any court of competent jurisdiction. In addition, the Liquidation Agent may make provision out of the Trust Estate for the Litigation Reserve to pay present or future claims, expenses and liabilities of the Trust, whether fixed or contingent, known or unknown. Notwithstanding any other provision in this Agreement, it is specifically provided that the Trust Estate shall not be used to pay, nor shall the Liquidation Agent be authorized to pay any fees that are payable to the United States Trustee. Notwithstanding anything in the Liquidating Trust to the contrary, the Liquidation Agent shall pay all reasonable and necessary costs of administering the Liquidating Trust from the funds to be ultimately distributed to the Beneficiaries. The Liquidating Trust is not permitted to receive or retain cash or cash equivalents in excess of a reasonable amount to meet claims, contingent liabilities (including disputed claims and operating expenses) or to maintain the value of the assets during liquidation.

     5.4  Federal Income Tax Information. As soon as practicable after the close
          ------------------------------
of each calendar year, but in no event later than March 15th following the close of the calendar year, the Liquidation Agent shall mail to each Beneficiary of record during such year, a statement showing information sufficient for each Beneficiary to determine its share of income, deductions and credits for federal income tax purposes in accordance with Sections 1.671-4(a) and 1.671-4(b)(3) of the United States Treasury Regulations.

     5.5  Required Filing. The Liquidation Agent shall prepare and file with
          ---------------
appropriate state and federal agencies and authorities, all such documents, forms, reports and returns (including, but not limited to, state and federal income tax returns) as the Liquidation Agent shall, with the advice and assistance of professionals engaged by the Liquidation Agent, including but not limited to legal counsel and accountants, deem necessary, required or appropriate in connection with the creation, existence, operation or termination of the Liquidating Trust. The Liquidation Agent shall file returns for the Liquidating Trust as a grantor trust pursuant to Sections 1.671-4(a) and 1.671-4(b)(3)(ii) of the United States Treasury Regulations.

     5.6  Tax Attributes and Tax Characteristics of the Trust. The Beneficiaries
          ---------------------------------------------------
of the Liquidating Trust shall be treated as its grantors and deemed owners. The Liquidation Agent shall file tax returns for the Liquidating Trust as a grantor trust pursuant to (S) 1.671-4(a), or (b) as appropriate, of the United States Treasury Regulations. Accordingly, all earnings of the Liquidating Trust, including earnings retained in reserve accounts, if any, will be allocated to the Beneficiaries on an annual basis and the Beneficiaries shall be responsible to report and pay the taxes due on its proportionate share of the Liquidating Trust income whether or not amounts are actually distributed by the Liquidation Agent to the Beneficiaries to pay the taxes. The value of the assets transferred into the Liquidating Trust shall be the fair market value of such assets at the time of such transfer. The assets transferred to the Liquidating Trust shall be valued consistently by all parties including, but not limited to the Debtor and all Beneficiaries, and these valuations will be used for federal income tax purposes.

     5.7  Revenue Ruling Requests. The Liquidation Agent on behalf of
          -----------------------
Beneficiaries shall file a ruling request (in accordance with the procedures set forth in Rev. Pro, 94-45, 1994-2 C.B. 684) with the Internal Revenue Service to have the Liquidating Trust classified as a Liquidating Trust as described in Treas. Reg.(S) 301.7701-4(d). If the ruling request is approved, the Liquidating Trust will qualify for tax treatment as a grantor trust in accordance with the relevant provisions of Subpart E of Part I of Subchapter J of the Code.

                                   ARTICLE VI

               DISTRIBUTIONS TO BENEFICIARIES AND RELATED MATTERS

     6.1  Allowed Claims. The Liquidation Agent shall make the distributions to
          --------------
the holders of Allowed Claims pursuant to the Plan. The maximum aggregate distributions to the holders of such Allowed Claims shall be payment in full of the Allowed Claims. The Liquidation Agent shall distribute at least semi-annually to the Beneficiaries the net income accrued on the Trust Estate through the date of such distribution plus all of the net proceeds from the disposition of the assets after setting aside appropriate amounts for the Litigation Reserve and other expenses incurred by the Liquidating Trust.

     6.2  Unclaimed Distribution. If a holder of an Allowed Claim fails to
          ----------------------
negotiate a check issued to such holder within six (6) months of the date such check was issued, then the

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

amount of cash attributable to such check shall be deemed to be an unclaimed distribution in respect of such claim and the payee of such check shall be deemed to have no further claim in respect of such check. Thereafter, all right, title, and interest therein shall vest in the Liquidating Trust, which shall distribute such unclaimed distribution among the holders of Allowed Claims in accordance with the Plan.

     6.3  Inaccurate Address. If a distribution of cash made pursuant to the
          ------------------
Plan and the Liquidating Trust to any holder of an Allowed Claim is returned to the Liquidation Agent due to an incorrect or incomplete address for the holder of such Allowed Claim, then the Liquidation Agent shall use reasonable efforts to obtain an accurate address for such holder. If, after one (1) year from the initial mailing by the Liquidation Agent, such reasonable efforts have not produced an accurate address for such holder, then the cash to be distributed to such holder shall be deemed to be an unclaimed distribution with respect of such claim and such holder shall be deemed to have no further claim in respect of such distribution and shall not participate in any further distributions under the Trust or the Plan unless and until the holder of the claim provides accurate address information to the Liquidating Trust.

     6.4  Tax Withholding. The Liquidating Trust may withhold from any
          ---------------
distribution any amount that it determines must be withheld under applicable law for taxes payable by the person or entity entitled to the distribution.

     6.5  De Minimis Amount. In the event that a distribution on account of an
          -----------------
Allowed Claim is less than Fifty Dollars ($50.00), the Liquidating Trust need not make such de minimis distribution, but may accumulate such distributions and make a distribution to the claimant on a distribution date when the amount exceeds $50.00. If the amount of the final distribution is less than $50.00, then the Liquidation Agent shall make the distribution at that time.

                                   ARTICLE VII

               POWERS OF AND LIMITATIONS ON THE LIQUIDATION AGENT

     7.1  Limitations on Liquidation Agent. The Liquidation Agent shall not do
          --------------------------------
any act or undertake any activity unless he determines, in good faith, that such act or activity is desirable, necessary or appropriate for the management, conservation and protection of the Trust Estate. The investment powers of the Liquidation Agent are limited to the powers to invest temporarily cash portions of the Trust Estate in demand and time deposits in national banks or savings institutions, or temporary investments such as short-term certificates of deposit or Treasury bills or money market funds. The Liquidation Agent shall be restricted to the holding, liquidation and collection of the Trust Estate and the payment and distribution thereof for the purposes set forth in this Agreement and in the Plan and to the conservation and protection of the Trust Estate and administration thereof in accordance with the provisions of this Agreement and the Plan.

     7.2  Specific Powers of Liquidation Agent. Subject to the limitations of
          ------------------------------------
paragraphs 2.1 and 7.1, the Liquidation Agent shall have the following specific powers in addition to any powers granted by applicable law or conferred upon him by any other provision of this Agreement and the Plan, except as may be considered inconsistent with the Plan, this Agreement or a trust created in accordance with Treas. Reg. (S) 301.7701-4(d); provided, however, that enumeration of the following powers shall not be considered in any way to limit or control the power of the Liquidation Agent to act as specifically authorized by any other provisions of this

Agreement or the Plan and to act in such manner as the Liquidation Agent may deem necessary or appropriate to discharge all obligations of or assumed by the Liquidating Trust or provided herein and to conserve and protect the Trust Estate or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement and the Plan:

             (a) to determine the terms on which the Trust Estate or portions thereof should be sold or disposed of;

             (b) to collect and receive any and all money and other property of whatsoever kind or nature due to or owing or belonging to the Liquidating Trust and to give full discharge acquittance therefore;

             (c) pending sale or other disposition or distribution, to retain any and all of the Trust Estate regardless of whether any portion thereof is, or may become, unproductive or a wasting asset. The Liquidation Agent shall not be under any duty to reinvest such part of the Trust Estate as may be in cash, or as may be converted into cash; nor shall the Liquidation Agent be chargeable with interest thereon except to the extent that interest may be paid to the Liquidating Trust on such cash amounts;

             (d) to retain and set aside such funds out of the Trust Estate as the Liquidation Agent shall deem necessary or expedient to pay or provide for the payment of: (i) unpaid claims, liabilities, debts or obligations of the Liquidating Trust; and (ii) the Litigation Reserve;

             (e) to do and perform any acts or things necessary or appropriate for the management, conservation and protection of the Trust Estate, including acts or things necessary or appropriate to maintain assets held by the Liquidation Agent pending sale or other disposition thereof or distribution thereof to the Beneficiaries, and in connection therewith, to employ such agents, and to confer upon them such authority as the Liquidation Agent may deem expedient, and to pay fees and expenses therefore;

             (f) to cause any investment of the Trust Estate to be registered and held in the name of the Liquidation Agent or in the names of a nominee or nominees, or in the names of a nominee or nominees of another entity, without increase or decrease of liability with respect thereto;

             (g) to prepare, file, assert, commence and prosecute, or continue to prosecute any and all litigation Causes of Action relating to Causes of Action;

             (h) to take such other action, in the name of the Liquidating Trust if required, as the Liquidation Agent may deem necessary or desirable to prosecute Causes of Action forming a part of the Trust Estate;

             (i) to perform any act authorized, permitted, or required of the Debtor or Liquidating Trust to prosecute any Causes of Action relating to or forming a part of the Trust Estate whether in the nature of an approval, consent, demand, or notice thereunder or otherwise;

             (j) to settle or compromise Causes of Action forming a part of the Trust Estate in the manner deemed appropriate by the Liquidation Agent;

             (k) to take all actions for and on behalf of the Debtor, including but not limited to, the preparation, execution and filing of documents, as the Liquidation Agent shall deem necessary, desirable or appropriate in order to complete, conclude and finalize any filing, reporting or other obligations which the

             Liquidating Trust may have to any state or federal governmental authority, including but not limited to, the Internal Revenue Service;

             (l) to enter into such consulting or employment arrangements or otherwise retain such accountants, agents, attorneys, consultants, staff or independent contractors as the Liquidation Agent shall deem necessary, desirable and appropriate to enable the Liquidating Trust to accomplish the purposes enumerated in this Agreement and the Plan;

             (m) to make the distributions provided for in the Plan and Liquidating Trust;

             (n) sign Agreements and/or execute Promissory Notes as required in the Plan;

             (o) the Liquidation Agent shall have entire control and management of the Trust Estate. The Liquidation Agent may also sell any property comprising the Trust Estate on such terms and at such times and on such conditions as he may think best, and he may execute, acknowledge and record any and all instruments necessary or convenient for the purposes of this Liquidating Trust. He may make any and all such contracts and do any and all such things as he thinks are necessary, desirable or convenient for the maintenance, management and operation of the Liquidating Trust and Trust Estate and is authorized to pay any expenses necessary to the conduct and operation of this Liquidating Trust out of the Trust Estate.

                                  ARTICLE VIII

                        CONCERNING THE LIQUIDATION AGENT

     8.1  Generally. The Liquidation Agent accepts and undertakes to discharge
          ---------
the Liquidating Trust created by this Agreement as a fiduciary upon the terms and conditions hereof. In performing his duties, the Liquidation Agent may rely on information reasonably believed by him to be accurate and reliable.

     8.2  Reliance by Liquidation Agent. Except as otherwise provided in
          -----------------------------
paragraph 8.1:

          (a) the Liquidation Agent may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties; and

          (b) the Liquidation Agent may consult with and retain legal counsel and other professionals to be selected by him, and the Liquidation Agent shall not be liable for any actions taken or suffered by him in accordance with the advice of such counsel, and may also consult with accountants and former consultants or advisors of the Debtor, present and former officers, directors and consultants of the Debtor's affiliates or subsidiaries. The fees of such legal counsel and other professionals for the Liquidation Agent shall be paid from the Trust Estate.

     8.3  Indemnification. The Liquidation Agent and Liquidating Trust's
          ---------------
attorneys and other agents shall be and hereby are held harmless by and indemnified by the Liquidating Trust and the Trust Estate for any and all claims, losses, expenses (including attorneys' fees and expenses), liabilities, actions, cause of action, and all fees and expenses related thereto arising out of or in any way related to any claim arising from the administration of the Liquidating Trust. The Liquidation Agent may contract in such a manner that the Liquidation Agent is exempt from personal liability and that liability is limited to the Trust Estate. The foregoing notwithstanding, the Liquidation Agent shall be personally liable to the Trust, Beneficiaries or third parties for bad faith, breach of fiduciary duty, dishonesty, recklessness, gross negligence, fraud, or other similar acts. This indemnification obligation also includes costs and expenses, including attorneys' fees and expenses, incurred to enforce this indemnity provision.

                                   ARTICLE IX

                   PERSONS DEALING WITH THE LIQUIDATION AGENT

     9.1  Liquidation Agent Not Personally Liable. Persons dealing with the
          ---------------------------------------
Liquidation Agent shall look only to the Trust Estate to satisfy any liability incurred by the Liquidation Agent to such person in carrying out the terms of this Liquidating Trust, and the Liquidation Agent shall have no personal or individual obligation to satisfy any such liability.

     9.2  Authority of Liquidation Agent. Any person dealing with the
          ------------------------------
Liquidation Agent shall be fully protected in relying upon the Liquidation Agent's certificate signed by the Liquidation Agent that such Liquidation Agent has authority to take any action under this Agreement.

                                    ARTICLE X

                                  COMPENSATION

     10.1 Compensation of Liquidation Agent . The Liquidation Agent shall be
          ---------------------------------
compensated in accordance with Exhibit "B" attached hereto.

                                   ARTICLE XI

                LIQUIDATION AGENT AND SUCCESSOR LIQUIDATION AGENT

     11.1 Resignation and Removal. The Liquidation Agent may: (i) resign and be
          -----------------------
discharged from the Liquidating Trust hereby created only by filing an appropriate motion in and

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obtaining an order of the Court setting forth the reason therefore; or (ii) be removed by the Trust Beneficiaries, through Beneficiary consent, by filing an appropriate motion with and obtaining an order from the Court directing such removal; provided, however, that the Liquidation Agent can only be removed for good cause shown. In the event of a resignation or removal, the Liquidation Agent shall continue to perform his duties hereunder until such a time as a successor is appointed unless he is incapable of doing so or the Court orders otherwise.

     11.2 Appointment of Successor. Should the Liquidation Agent resign or be
          ------------------------
removed, or die or become incapable of action, a vacancy shall be deemed to exist. In the event of such a vacancy, the Beneficiaries shall have the right to select a successor by consent. The successor Liquidation Agent must be approved by the Court upon proper motion. In the event the Beneficiaries are not able to, or choose not to select a successor, then upon motion to the Court by any party in interest, the Court shall select a successor. The compensation, if any, of the successor Liquidation Agent shall be as stated in the instrument evidencing such successor Liquidation Agent's appointment.

     11.3 Acceptance of Appointment by Successor Liquidation Agent. Each
          --------------------------------------------------------
successor Liquidation Agent appointed hereunder shall execute an instrument accepting such appointment. Thereupon, such successor Liquidation Agent shall, without any further act, become vested with all the estates, properties, rights, powers, trust, and duties of his or its predecessor in the Liquidating Trust hereunder with like effect as if originally named therein; but the prior Liquidation Agent shall nevertheless, when requested in writing by the successor Liquidation Agent, execute and deliver any instrument or instruments conveying and transferring to such successor Liquidation Agent upon the Liquidating Trust herein expressed, all the estates, properties, rights, powers, and trusts of such prior Liquidation Agent, and shall duly assign, transfer, and deliver to such successor Liquidation Agent all property and money held by him hereunder. Notwithstanding the appointment of a successor Liquidation Agent, the prior Liquidation Agent shall, without limitation, continue to be entitled to indemnity as provided in this Agreement.

                                   ARTICLE XII

                          CONCERNING THE BENEFICIARIES

     12.1 Limitation on Suits by Beneficiaries. No Beneficiaries shall have any
          ------------------------------------
right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party upon or under or with respect to the Trust Estate.

     12.2 Requirement of Undertaking. The Liquidation Agent may request any
          --------------------------
court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Liquidation Agent for any action taken or omitted by the Liquidation Agent, that the filing party in such suit file with the court an undertaking under which the filing party agrees to pay the Liquidating Trust's costs of such suit, including, but not limited to reasonable attorneys' fees and expenses. Before requiring an undertaking, the court may consider the merit and good faith of the claims or defenses made by such filing litigant.

     12.3 Beneficiary Consent. Wherever "beneficiary consent" is required under
          -------------------
this Agreement, such consent shall be deemed to have been met when a majority in number and two-thirds in dollar amount of the Beneficiaries who vote, vote in favor of the relief requested. For voting purposes, each Beneficiary shall have one vote notwithstanding the number of claims he may have and the dollar amount attributable to such Beneficiary shall be the dollar amount of the Beneficiary's interest in the Trust Estate as of the date of the vote.

                                  ARTICLE XIII

                                   AMENDMENTS

     13.1 Amendments. The Liquidation Agent may make and execute such
          ----------
declarations amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments hereto; provided, however, that no such amendment shall permit the Liquidation Agent to act in any manner which is inconsistent with the Plan, or engage in any activity prohibited by paragraph 7.1 hereof or to affect the Beneficiaries' rights to receive their share of any distributions under this Agreement and the Plan.

     13.2 Notice and Effect of Amendment. Promptly after the execution by the
          ------------------------------
Liquidation Agent of any declaration of amendment permitted by and pursuant to paragraph 13.1 hereof, the Liquidation Agent shall give notice of the substance of such amendment to: (i) the Beneficiaries who are the holders of the twenty largest Allowed Claims; (ii) all parties that filed requests for notice or notices of appearance in the Tower Tech, Inc. Chapter 11 case; and (iii) all Beneficiaries who request in writing a copy of such amendments. Upon the execution of any such declaration of amendment by the Liquidation Agent, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities of the Liquidation Agent and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     14.1 Further Assurances. The Debtor and Liquidation Agent shall promptly
          ------------------
execute and deliver such further instruments and do such further acts as may be necessary or proper to more effectively transfer to the Liquidation Agent any portion of the Trust Estate intended to be conveyed pursuant to the Plan and this Agreement and to otherwise carry out the intentions of this Agreement and Plan.

     14.2 Retention of Jurisdiction. The Court shall retain jurisdiction over
          -------------------------
this Agreement and the Liquidating Trust established hereby as set forth in the Plan, and concerning matters relating to, without limitation, the enforcement, modification and interpretation of its provisions, determining all disputes with respect to this Agreement, approving successor Liquidation Agents, or appointing same in accordance with this Agreement.

     14.3 Filing Documents. This Agreement shall be filed or recorded in such
          ----------------
offices as the Liquidation Agent may determine to be necessary or desirable. A copy of this Agreement and all amendments shall be available at the Liquidation Agent's office during regular business hours for inspection by any Beneficiary or such Beneficiary's duly authorized representative. The Liquidation Agent shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Liquidation Agent shall file or record any instrument which relates to any change of address of the office of the Liquidation Agent in the same places where the original Agreement is filed or recorded.

     14.4  Intention of Parties to Establish Trust. This Agreement is not
           ---------------------------------------
intended to create and shall not be interpreted as creating an association, partnership, or joint venture of any kind.

     14.5  Governing Law. This Agreement shall be governed and construed in
           -------------
accordance with the laws of the State of Oklahoma, without giving effect to the principles of conflicts of law.

     14.6  Severability. In the event any provision of this Agreement or the
           ------------
application thereof to any person or circumstances shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     14.7  No Assignment. Except as otherwise provided herein, the obligations,
           -------------
duties or rights of the Liquidation Agent under this Agreement shall not be assignable, voluntarily, involuntarily or by operation of law, and any such attempted assignment shall be void.

     14.8  Calendar Year. The Liquidating Trust will utilize the calendar year
           -------------
for tax and financial accounting purposes.

     14.9  Inconsistency With Plan. In the event of any inconsistency between
           -----------------------
the provisions of the Plan and this Agreement, the terms of the Plan shall govern.

     14.10 Effectiveness. This Agreement shall become effective on the Effective
           -------------
Date.

     14.11 Notices. Any notice or other communication hereunder shall be deemed
           -------
to have been sufficiently given, for all purposes, three days after deposit, postage prepaid, in the U.S. Mail and addressed to a Beneficiary at his address as shown in the records of the Liquidation

Agent, and addressed to the Liquidation Agent at: D.R. Payne & Associates, 119
N. Robinson, Suite 400, Oklahoma City, OK 73102, Attn.: David R. Payne, except that notice of change of address shall be effective only upon receipt thereof.

     14.12  Consent to Jurisdiction. Each of the parties hereto, and each
            -----------------------
Beneficiary by its acceptance of the benefits of the Liquidating Trust created hereunder: (i) consents and submits to the jurisdiction of the federal courts of the United States for the Western District of Oklahoma, for all purposes concerning this Agreement, including, without limitation, any action or proceeding instituted for the enforcement of any right, remedy, obligation or liability arising under or by reason of this Agreement; and (ii) consents and submits to venue in Oklahoma City, Oklahoma.

     14.13  Waiver of Jury Trial. ANY AND ALL RIGHT TO TRIAL BY JURY IS HEREBY
            --------------------
WAIVED, AND THERE SHALL BE NO RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     14.14  Counterparts. This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed and acknowledged as of the day set forth in the opening paragraph hereof.

DEBTOR

Tower Tech, Inc.

By:    ______________________________________________
Name:  Robert C. Brink
Title: President


LIQUIDATION AGENT

By:    ______________________________________________
Name:  David R. Payne

                                 ACKNOWLEDGMENTS
                                 ---------------

State of Oklahoma                 (S)
                                  (S)
County of ______________________  (S)

     Subscribed to and sworn before me on this ____ day of ______________, 2002 by Robert C. Brink as President of Tower Tech, Inc.


                                        Title:__________________________________
                                               Notary Public, State of Oklahoma



State of Oklahoma                 (S)
                                  (S)
County of ______________________  (S)

     Subscribed to and sworn before me on this ____ day of ____________________, 2002 by David R. Payne as Liquidation Agent of the Tower Tech, Inc. Liquidating Trust.

                                        Title:__________________________________
                                               Notary Public, State of Oklahoma

                                    EXHIBIT A

                             PLAN OF REORGANIZATION

                                    EXHIBIT B

Liquidation Agent fees shall be billed at the greater of:

                  Standard Rate Schedule
                  ----------------------
                  Liquidation Agent  $195


                  Percentage Rate Schedule
                  ------------------------
                  3% of Cash Distribution
                  After The Effective Date

The Liquidation Agent shall have authority to retain professional assistance for legal, accounting, auctioneer or other services to assist in the liquidation of the non-core collateral.